SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


               Date of Report (Date of Earliest Event Reported):
                               November 4, 1996



                                DONNKENNY, INC.


            (Exact Name of Registrant as Specified in its Charter)

      Delaware             0-21940                  51-022889
(State or other         (Commission File          (IRS Employer
 jurisdiction of            Number)              Identification
 incorporation                                         No.)

                                 1411 Broadway
                           New York, New York 10018
                   (Address of principal executive offices)

                   Registrant's Telephone Number, including
                           area code: (212) 730-7770



                                Not Applicable
                (Former Address, if changed since last report)












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      This Current Report on Form 8-K contains forward-looking statements that involve certain risks and uncertainties. The Company's actual results could differ materially from the results discussed in the forward-looking statements.

Item 4. Changes in Registrant's Certifying Accountant.
      At the close of business on November 4, 1996, KPMG Peat
Marwick LLP ("KPMG") orally advised the Company that it is resigning as the Company's auditors. On November 5, 1996, the Company received a letter from KPMG to such effect, which letter is set forth as Exhibit 1 to this Current Report on Form 8-K. KPMG has advised the Company that information has come to its attention that has resulted in a loss of confidence by KPMG in representations made to it by the Company's management, that KPMG had concluded that it would no longer be able to rely on representations of all three members of financial management and that, with respect to the representations of other members of the Company's management, KPMG had concluded that it did not have access to sufficient, credible information to enable it to reach a judgment as to whether it could rely on such representations, or could be associated with financial statements prepared by such management. KPMG has expressed no disagreement with the Company during the two most recent fiscal years and subsequent interim period on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements if not resolved to KPMG's satisfaction would

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have caused them to make reference in connection with its reports to the subject matter of disagreement. In addition, KPMG's reports on the Company's financial statements for such fiscal periods contained no adverse opinion or disclaimers of opinion nor were such reports qualified or modified as to uncertainty audit scope or accounting principles. KPMG's letter confirming that there is no such disagreement is attached as Exhibit 2.
      The Company has engaged Deloitte & Touche LLP as its new independent auditors to audit the Company's financial statements for its new fiscal year ending December 31, 1996, and the related transition period within such fiscal year, as well as its 1994 and 1995 fiscal years. The fiscal 1994 and 1995 financial statements had previously been audited by KPMG. In its current report on Form 8-K dated October 15, 1996, the Company announced that these financial statements should no longer be relied upon.
Item 5. Other Events.
      In connection with the previously announced restatement of the Company's financial statements, the Audit Committee of the Company's Board of Directors retained independent counsel to investigate the circumstances relating thereto. After reviewing the preliminary results of such investigation, the Audit Committee appointed Stuart S. Levy as its new Chief Financial Officer, effective November 4, 1996, and re-assigned its Controller and its Assistant Controller to non-financial operational responsibilities. The Company's former Chief Financial Officer has been placed on a leave of absence. The Company anticipates


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that the restatement of its previously issued financial statements will not have a material adverse effect on its financial position.

Item 7.    Financial Statements, Pro Forma Financial
           Information and Exhibits.

      Exhibit No.    Description
           1         Resignation Letter from KPMG Peat Marwick LLP to the
                     Company, dated November 5, 1996.
           2         Letter from KPMG Peat Marwick LLP to the
                     Securities and Exchange Commission, dated November 11,
                     1996.



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                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      DONNKENNY, INC.

                                      By: /s/ Richard Rubin
                                          ------------------------------------
                                          Richard Rubin
                                          President


Date:  November 11, 1996




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                                 EXHIBIT INDEX


      Exhibit No.    Description
           1         Resignation Letter from KPMG Peat Marwick LLP to the
                     Company, dated November 5, 1996.
           2         Letter from KPMG Peat Marwick LLP to the
                     Securities and Exchange Commission, dated November 11,
                     1996.